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                                                                    EXHIBIT 99.1


                         AERO SYSTEMS ENGINEERING, INC.


                Certification Pursuant to 18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with this Quarterly Report of Form 10-Q of Aero Systems Engineering, Inc. (the "Company") for the period ended June 30, 2002, I, Steven
R. Hedberg, Secretary and Treasurer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. This Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 8, 2002                       /s/ Steven R. Hedberg
                                   --------------------------------
                                   Steven R. Hedberg, CFO, Secretary & Treasurer Aero Systems Engineering, Inc.